Commitments and Contingencies - Right of use assets and lease liabilities for operating leases (Details) - SHAPEWAYS, INC - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020
Assets:
Right-of-use assets, net	$ 1,123	$ 2,102	$ 2,102
Total lease assets	1,123	2,102	2,102
Liabilities:
Operating lease liabilities, current	621	1,222	1,222
Non-current liabilities: Operating lease liabilities, net of current portion	670	1,094	1,094
Operating Lease, Liability, Total	$ 1,291	$ 2,316	$ 2,316